SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 29, 2003

ASPEN TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

Delaware	0-24786	04-2739697
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

Ten Canal Park, Cambridge, Massachusetts		02141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (617) 949-1000

(Former name or former address, if changed since last report)

Item 5.  Other Events and Required FD Disclosure

On December 5, 2003, Aspen Technology, Inc. announced that two new members will join its Board of Directors, effective as of its Annual Meeting of Stockholders, to be held on December 9, 2003.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Exhibits

Exhibit No.	Description

99.1	Press release issued by Aspen Technology, Inc. on December 5, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2003	ASPEN TECHNOLOGY, INC.

	By:	/s/ Charles F. Kane
Charles F. Kane Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Aspen Technology, Inc. on December 5, 2003.